UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2012

ANNEC GREEN REFRACTORIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-54117	27-2951584
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

No. 5 West Section, Xidajie Street, Xinmi City, Henan Province, P.R. China	452370 (Zip Code)
(Address of Principal Executive Offices)

86-371- 69999012

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4-Matters Related to Accountants and Financial Statements

Item 4.01            Change in Registrant’s Certifying Accountant

Dismissal of Previous Independent Registered Public Accounting Firm

On June 28, 2012, the board of directors of Annec Green Refractories Corporation (“Annec” or the “Company”) approved the dismissal of our independent registered public accounting firm, Burr Pilger Mayer, Inc. (“BPM”). The Company notified BPM of this decision on June 28, 2012.

BPM issued an audit report on our consolidated balance sheets as of December 31, 2011 and 2010, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the years then ended. The report of BPM on the foregoing consolidated financial statements did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to any uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s consolidated financial statements for each of the two fiscal years in the period ended December 31, 2011, and in the subsequent interim period through June 28, 2012 we did not have any disagreements with BPM  on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BPM  would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

We furnished BPM with a copy of this disclosure, providing BPM with the opportunity to furnish us with a letter addressed to the SEC stating whether it agrees with the statement made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A letter from BPM, dated June 29, 2012 is filed as Exhibit 16.1 to this report.

Engagement of New Independent Registered Public Accounting Firm

Concurrent with the decision to dismiss BPM as our independent registered public accounting firm, our board of directors appointed GHP Horwath, P.C. (“GHP”) as our independent registered public accounting firm.

During the fiscal year ended December 31, 2010 and through its appointment on June 28, 2012, neither us nor anyone acting on our behalf consulted GHP with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us or oral advice was provided that GHP concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01 Financial Statements And Exhibits

(d)           Exhibits

Exhibit
No.	Description
16.1	Letter from Burr Pilger Mayer, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNEC GREEN REFRACTORIES CORPORATION
a Delaware Corporation

Dated: June 29, 2012	/s/ LI Jiantao
LI Jiantao, Chief Executive Officer

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